UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):  March 26, 2001


                    STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
             Mortgage Pass-Through Certificates, Series 2001-3 Trust
              (Exact name of registrant as specified in its charter)



New York (governing law of            033-44658         52-2267484
Pooling and Servicing Agreement)     (Commission        52-2267485
(State or other                      File Number)       IRS EIN
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

 On March 26, 2001 a distribution was made to holders of STRUCTURED ASSET MORTGAGE INVESTMENTS INC., Mortgage Pass-Through Certificates, Series 2001-3 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                        Description

           EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2001-3
                                                Trust, relating to the March 26,
                                                2001 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
              Mortgage Pass-Through Certificates, Series 2001-3 Trust

              By:   Wells Fargo Bank Minnesota, NA, as Trustee
              By:   /s/  Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 3/30/01


                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2001-3 Trust, relating to the March 26, 2001 distribution.